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                                                                    EXHIBIT 10.7

                                 Expedia, Inc.

                             Shareholder Agreement



                                     Dated
                                     as of

                                October 1, 1999

                                      -i-


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                                 Expedia, Inc.

                             Shareholder Agreement


     THIS SHAREHOLDER AGREEMENT (this "Agreement") is entered into as of October 1, 1999, between Expedia, Inc., a Washington corporation (the "Company"), and Microsoft Corporation, a Washington corporation ("Microsoft").

                                    RECITALS

     A. The Company is proposing to issue and sell to Microsoft, pursuant to a Contribution Agreement of equal date herewith, 33,000,000 newly authorized shares of its common stock, $0.01 par value (the "Common Stock").

     B. Microsoft may wish to sell the Common Stock in an offering registered under the Securities Act of 1933, as amended.

     C.  The Company and Microsoft believe that it is in their best interests
(i) not to solicit each others employees, or (ii) for Microsoft not to compete with the Company for a period following the Company's initial public offering.

     D. The Company and Microsoft desire to enter into this Shareholder Agreement to clarify their relationship following the Company's initial public offering with respect to Common Stock transfers, registration rights, non-solicitation and non-competition.

                                   AGREEMENT

A.   Definitions

     For purposes of this Agreement, the following terms have the following meanings:

     1.  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.  "Securities Act" means the Securities Act of 1933, as amended.

     3. "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that similarly permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC;

     4. "Holder" means any person owning or having the right to acquire the Common Stock who is a party to this Agreement as of the date hereof or who is added as a
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party pursuant to the terms of this Agreement, and any assignee thereof.
Microsoft and any subsequent Holder under this Agreement shall be set forth on Schedule A to this Agreement;

     5.   "Losses" have the meaning assigned to that term in Section C(8)(a).

     6. "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document;

     7. "Registrable Securities" means the Common Stock, and any common stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Stock, in each case owned by a Holder and excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which its rights under this Agreement are not assigned and any common stock which the Holder is entitled to sell into the public market, together with all other Registrable Securities of the Company beneficially owned by such Holder (and all Registrable Securities as to which such Holder shares beneficial ownership) that is at the time of registration, transferable by the Holder in a single brokerage transaction under the provisions and within the volume limitations of Rule 144 promulgated under the Securities Act or any successor to such Rule;

     8.   "SEC" means the Securities and Exchange Commission.

     9.   "Violation" has the meaning assigned to that term in Section C(8)(a).

B.   Restrictions on Transfer of Common Stock

     1.   Microsoft's Lock-Up Period

          (a) Microsoft may not offer, sell, contract to sell or grant any option to purchase or otherwise dispose of the Common Stock to a proposed Holder other than the Company for a period of 12 months immediately following the effective date of the Company's initial public offering (the "Lock-Up Period"). Microsoft may, however, submit at any time a written request to the Company to be relieved from the Lock-Up Period prior to its expiration. Upon the receipt of such written request, the Company may waive the Lock-Up Period upon the written consent of a majority of its directors who are not, or who have not previously been or are not proposed to be, employees of Microsoft or the Company ("Outside Directors"). The Outside Directors may grant or refuse a waiver of the Lock-Up Period in their sole discretion and their decision shall be binding under this Agreement.

          (b) For purposes of clarity, nothing set forth in this Section B(1) shall prevent Microsoft from exercising its registration rights pursuant to Section C(2) of this Agreement.

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     2.   Restriction on Transfer of Common Stock

          In the event that Microsoft or any subsequent Holder of the Common Stock wishes to offer, sell, contract to sell or grant any option to purchase or otherwise dispose of such stock to a proposed Holder who is not the Company or a wholly-owned subsidiary of the Holder, it shall be a condition to such offer, sale or contract that the proposed Holder offer in writing to each holder of the Company's common stock the same per share consideration that the Holder of the Common Stock would be entitled to receive in exchange for the Common Stock. The proposed Holder's offer shall remain open for a minimum of 20 business days and shall comply with all applicable federal and state securities laws.

C.   Registration Rights

     1.   Request for Registration

     (a) If the Company shall receive, at any time following the expiration of the Lock-Up Period, a written request from the Holders of 30% of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration of the Registrable Securities at an aggregate proposed offering price to the public (before deduction of underwriting discounts and commissions) of at least $50,000,000, then the Company shall, within 20 days after the receipt of such request, give written notice of such request to all Holders and shall, subject to the limitations set forth below, use commercially reasonable efforts to effect as soon as practicable the registration under the Securities Act of all Registrable Securities that the Holders request to be registered in a written request to be given within 30 days of the mailing of such notice by the Company.

     (b) The Company is obligated to effect only one registration pursuant to this Section C(1) in any 12-month period.

     (c) Notwithstanding the foregoing, if the Company furnishes to the Initiating Holders requesting a registration pursuant to this Section C(1) within 30 days of receiving such request: (i) a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company has the right to defer such filing for up to two periods of not more than 90 days each after receipt of the request of the Initiating Holders; provided, however, that the Company may not use this right more than once (for a total of up to 180 days) in any 12-month period or (ii) a certificate signed by the President of the Company stating that the Company intends within 90 days of the date of such certificate to file a registration statement for the public offering of securities of the Company to the general public, the Company shall not be obligated to effect the registration requested pursuant to this Section C(1); provided, however, that the Company shall promptly notify the Initiating Holders requesting a registration pursuant to this Section C(1) of any decision by the Company to abandon or indefinitely delay such public offering.

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     2.   Company Registration

     If the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its common stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate merger, reorganization or other transaction under Rule 145 of the Securities Act or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities), the Company shall, at each such time, promptly give each Holder of Registrable Securities written notice of such registration. Upon the written request of each such Holder given within 20 days after the mailing of such notice by the Company, the Company shall use commercially reasonable efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. In the event that the Company decides for any reason not to complete the registration of shares of its common stock other than Registrable Securities, the Company shall have no obligation under this Section C(2) to continue with the registration of Registrable Securities. Any request pursuant to this Section C(2) to register Registrable Securities as part of an underwritten public offering of common stock shall specify that such Registrable Securities are to be included in the underwriting on the same terms and conditions as the shares of common stock otherwise being sold through underwriters under such registration.

     3.   Obligations of the Company

     Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 90 days.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders such copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request to facilitate the disposition of all securities covered by such registration statement.

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          (d) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such registration shall also enter into and perform its obligations under such an agreement.

          (f) Notify each Holder of Registrable Securities covered by such registration statement, during the time when a prospectus is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) At the request of any Holder selling Registrable Securities in such registration, furnish on the date that such Registrable Securities are delivered to the underwriters for sale in connection such registration (i) an opinion, dated such date, of legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given by Company counsel to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter, dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

          (h) List the Registrable Securities being registered on any national securities exchange or quotation system on which a class of the Company's equity securities is listed.

          (i) Provide a transfer agent and registrar for the securities being registered and a CUSIP number, not later than the effective date of the registration statement.

     4.   Furnish Information

     It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be reasonably required to effect the registration of their Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

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     5.   Expenses of Registration

          (a) In connection with any registration pursuant to Section C(1), the Holder(s) shall be responsible for the payment of all expenses of the registration, including (i) underwriting discounts and commissions, which shall be paid by the Holders and any other selling holders of the Company's securities in proportion to the aggregate value of the securities offered for sale by each of them.

          (b) In connection with any registration pursuant to Section C(2), the Company shall be responsible for the payment of all reasonable expenses of the registration, with the exception of (i) underwriting discounts and commissions, which shall be paid by the Company, the Holders and any other selling holders of the Company's securities in proportion to the aggregate value of the securities offered for sale by each of them, and (ii) the fees and expenses of more than one law firm acting as counsel to the selling Holders selected by a majority in interest of the selling Holders, which additional counsel, if any, shall be paid by the Holder or Holders that engage such counsel. The expenses to be paid by the Company shall include, without limitation, all registration, filing and qualification fees, printing and accounting fees, the fees and disbursements of counsel for the Company.

     6.   Underwriting Requirements

          (a) The Holders under Section C(1) must distribute the Registrable Securities covered by their request by means of a public offering underwritten by a reputable national underwriter. The right of any Holder to include its Registrable Securities in such registration under Section C(1) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company as provided in Section C(3)(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of Section C(1), if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise have been underwritten pursuant to Section C(1), and the number of shares of Registrable Securities that may be included in the registration shall be apportioned first pro rata among the selling Holders, including the Initiating Holders, according to the total amount of Registrable Securities held by such Holders at the time of registration, then to the Company and then pro rata among any other selling shareholders according to the total amount of securities otherwise entitled to be included therein owned by each such selling shareholder, or in such other proportions as shall mutually be agreed to by such selling shareholders.

          (b) The Company shall not be required under Section C(2) to include any of the Holders' securities in an underwritten offering of the Company's securities unless such Holders accept the terms of the underwriting as agreed upon between the Company and the

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underwriters selected by it. If the underwriters advise the Company that marketing factors require a limitation on the number of shares, including Registrable Securities, to be included in such offering, then the Company shall so advise all Holders of Registrable Securities that would otherwise have been underwritten pursuant to Section C(2), and the number of shares, including Registrable Securities, that may be included in the registration shall be apportioned first to the Company, then pro rata among the selling Holders according to the total amount of Registrable Securities held by such Holders at the time of registration, then pro rata among any other selling shareholders according to the total amount of securities otherwise entitled to be included therein owned by each such other selling shareholder, or in such other proportions as shall mutually be agreed to by such selling shareholders; provided that in no event shall the amount of securities of the selling Holders included in the registration be reduced below 30% of the total amount of securities included in such registration.

     7.   Delay of Registration

     No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration of the Company as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     8.   Indemnification

     In the event any Registrable Securities are included in a registration statement under this Agreement:

          (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities
Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against all expenses (including legal fees and costs), losses, claims, damages (including settlement amounts) or liabilities (joint or several) (collectively, "Losses") to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such Losses arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto, untrue in light of the circumstances under which they were made, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law. The Company will reimburse (as incurred) each such Holder, underwriter or controlling person for any Losses reasonably incurred by them in connection with investigating or defending any Violations; provided, however, that the indemnity agreement contained in this Section C(8)(a) shall not apply to amounts paid in settlement of any claims

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for Violations if such settlement is made without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any Losses that arise out of or are based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by, or on behalf of, any such Holder, underwriter or controlling person.

          (b) To the fullest extent permitted by law, each selling Holder will indemnify and hold harmless the Company and its officers, directors, agents and employees, each underwriter and each other Holder selling securities in such registration statement, and any person who controls any of the foregoing within the meaning of the Securities Act or the Exchange Act, against any Losses to which the Company or such officer, director, agent, employee, or underwriter or other selling Holder or controlling person may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such Losses arise out of or are based upon any Violation that occurs in reliance upon and in conformity with written information furnished by, or on behalf of, such Holder expressly for use in connection with such registration; and each such Holder will reimburse (as incurred) any Losses reasonably incurred by the Company or its officers, directors, agents, employees, or underwriters or other selling Holders or controlling persons in connection with investigating or defending any Violations; provided, however, that (i) the indemnity agreement contained in this Section C(8)(b) shall not apply to amounts paid in settlement of any claims for Violations if such settlement is made without the consent of the Holder, which consent shall not be unreasonably withheld and (ii) the obligations of such Holders shall be limited to an amount equal to the gross proceeds before expenses and commissions to each such Holder of Registrable Securities sold as contemplated herein.

          (c) Promptly after receipt of notice of the commencement of any action (including any governmental action), an indemnified party will, if a claim is to be made against any indemnifying party under this Section C(8), deliver to the indemnifying party a written notice of the commencement, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in the proceeding. The failure to deliver written notice to the indemnifying party within a reasonable period of time after notice of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section C(8) to the extent such failure is prejudicial to its ability to defend such action, but the omission to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section C(8).

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          (d) If the indemnification provided for in this Section C(8) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violations that resulted in such Losses as well as any other relevant equitable considerations; provided, that, in no event shall any contribution by a Holder under this Section C(8)(d) exceed the gross proceeds before expenses and commissions to each such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the Violation resulting in such Losses relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such Violation.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f) The obligations of the Company and Holders under this Section C(8) shall survive the completion of any offering of Registrable Securities and the termination of Registration Rights pursuant to Section C(12).

     9.   Reports Under the Securities Act

     With a view to making available to the Holders the benefits of SEC Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to use commercially reasonable efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days from the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

          (b) Take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

          (c) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

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          (d) Furnish to any Holder, so long as the Holder owns any Registrable
Securities, promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act (at any time after 90 days from the date on which it becomes subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such Form S-3.

     10.  Assignment of Registration Rights

     The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of such securities who shall, upon such transfer or assignment, be deemed a "Holder" under this Agreement; provided that prior to such transfer the transferee agrees to be bound by the terms and conditions of this Agreement and that the Company is, within a reasonable period of time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned.

     11.  "Market Standoff" Agreement

     The Holders hereby agree that they shall not, to the extent requested by the Company and an underwriter of common stock (or other securities) of the Company, sell or otherwise transfer or dispose (other than to donees who agree to be similarly bound) of any securities of the Company for such period of time (not to exceed 180 days) from the effective date of a registration statement of the Company filed under the Securities Act as may be requested by such underwriter; provided, however, that all officers and directors of the Company (whether or not pursuant to this Agreement) also agree to such restrictions pursuant to an agreement with such underwriter.

     To enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of the Holders (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

     12.  Termination of Registration Rights

     The registration rights granted under this Agreement shall terminate with respect to a Holder at such time as all such Registrable Securities held by such Holder may be sold within a three-month period pursuant to Rule 144 promulgated under the Securities Act or any successor to such Rule.

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D.   Non-Solicitation and Non-Competition

     1.   Non-Solicitation

     For a period of one year from the date of the Company's initial public offering, no employee of either the Company or Microsoft will solicit for the purpose of hiring any employee of the other. For the purposes of the preceding sentence, the following does not constitute solicitation under this Agreement:
(i) use of an independent employment agency, so long as such agency is not directed to contact a specific employee of the other party, and (ii) general advertisements not targeted at a specific employee of the other party. For additional clarification, either party will have the right to engage in discussions with employees of the other party regarding employment when discussions are initiated by such employee, and will have the right to hire such persons.

     2.   Non-Competition

          (a) For a period of three years following the Company's initial public offering, Microsoft will not engage directly or indirectly in the Expedia Business with (unless otherwise expressly agreed to by the parties), or form, or enter into any agreement with any third party for an investment in, any entity listed on Schedule B hereto, as such schedule may be amended from time to time.

          (b) For a period of three years following the Company's initial public offering, Microsoft will not engage directly or indirectly in the Expedia Business with (unless otherwise expressly agreed to by the parties), or form, or enter into any agreement with any third party for an investment of greater than 4.9% in, any entity other than Expedia which is primarily engaged in a business which competes directly with the Expedia Business (a "Competing Entity"). For purposes of clarification, an entity is a Competing Entity only to the extent that the consolidated revenues derived from the portion of the entity's business that is within the scope of the Expedia Business is greater than 50% of the total consolidated revenues of such entity.

          (c) Notwithstanding the preceding paragraph, a "Competing Entity" shall not include an entity which (i) is headquartered in a country other than the United States, and (ii) is engaged in the Expedia Business in a country other than the United States where Expedia does not conduct the Expedia Business or has notified Microsoft in writing that it has no intention to conduct the Expedia Business in such country. For purposes of clarification, there shall be no limitation on the size of Microsoft's investment in these entities.

          (d) For purposes of this section: (i) the revenues of an entity shall be determined on the basis of financial information for the most recent period of twelve months for which financial information is available, and (ii) the "Expedia Business" shall mean any online service for reserving or purchasing travel services (e.g., airline tickets, hotel rooms, rental cars, cruises, and resort vacation packages) accessed with an interactive

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Competing Entity, or (ii) acquiring any entity (an "Acquired Entity") which derives 50% or less of its consolidated revenues from activities within the scope of the Expedia Business, provided that Microsoft shall use commercially reasonable efforts to cause the Acquired Entity to utilize Expedia technology, products and services to the extent practicable in substitution for travel-related technology, products and services provided by such Acquired Entity or third party provider prior to the acquisition.

E.   Miscellaneous

     1.   Notices

     Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon confirmation of receipt by fax by the party to be notified, (c) one business day after deposit with a reputable overnight courier, prepaid for overnight delivery and addressed as set forth in (d), or (d) three days after deposit with the United States Post Office, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified at the address indicated for such party on the signature page, or at such other address as such party may designate by 10 days' advance written notice to the other parties given in the foregoing manner.

     2.   Amendments and Waivers

     Any term of this Agreement may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Common Stock. Additional Holders may be added to this Agreement without such consent by amending Schedule A and adding a signature page executed by such additional Holder.

     3.   Governing Law; Jurisdiction; Venue

     This Agreement shall be governed by and construed under the laws of the state of Washington without regard to principles of conflict of laws. The parties irrevocably consent to the exclusive jurisdiction and venue of the state and federal courts located in King County, Washington in connection with any action relating to this Agreement.

     4.   Successors and Assigns

     The terms and conditions of this Agreement shall inure to the benefit of and be binding on the respective successors and assigns of the parties as provided herein.

     5.   Severability

     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of this

Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     6.   Entire Agreement; Counterparts

     This Agreement constitutes the entire agreement between the parties about its subject and supersedes all prior agreements. This Agreement may be executed in two or more counterparts, which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                EXPEDIA, INC.


                                             /s/ Richard N. Barton
                                -----------------------------------------------
                                By:  Richard N. Barton
                                     Its: President and Chief Executive Officer
                                Address:  4200 150th Ave. NE
                                          Redmond, WA  98052

                                Fax:      425/936-7329
                                Telephone: 425/705-5161

                                HOLDER:

                                MICROSOFT CORPORATION



                                             /s/ Gregory B. Maffei
                                -----------------------------------------------
                                By:  Gregory B. Maffei
                                     Its:   Chief Financial Officer
                                Address:  One Microsoft Way
                                          Redmond, WA  98005
                                Fax:      425/882-8080
                                Telephone: 425/936-7329

                                   Schedule A
                            to Shareholder Agreement


Holder Name                                       Number of Shares
---------------------------------------------     ------------------
Microsoft Corporation                             33,000,000

                                  Schedule B
                           to Shareholder Agreement

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